EXHIBIT 10.1
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                     LOAN AND SECURITY AGREEMENT NUMBER 1506

         THIS LOAN AND SECURITY AGREEMENT is made by ThinkEngine Networks, Inc., a Delaware Corporation ("Debtor"), and VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Lender"). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

         1.1 Defined Terms. As used in this Agreement the following terms have the following defined meanings, unless the context otherwise requires (such terms to be equally applicable to both singular and plural forms of the terms defined):

         "Agreement", "hereof", "hereto", "hereunder" and words of similar import shall mean this Loan and Security Agreement, as the same may from time to time be amended, modified or supplemented.

         "Business Day" means a day other than a Saturday, Sunday or legal holiday under the laws of the State of Oregon.

         "Chattel Paper" has the meaning assigned to it in the Code.

         "Closing Date" means each date on which a Loan is made pursuant hereto.

         "Code" means the Uniform Commercial Code as from time to time in effect in the State of Oregon.

         "Collateral" means any of Debtor's assets which are pledged to secure this Agreement and as identified on Schedule I.

         "Commencement Date" means the beginning of the contracted term under each Loan. The Commencement Date of each Loan will be the 10th which immediately follows the Disbursal Date.

         "Commitment" means the obligation of Lender to make the Loans in the aggregate principal amount specified in Section 2.1.

         "Default" shall mean any event which with notice, lapse of time, and/or any further condition, event or act would constitute an Event of Default.

         "Disbursal Date" means the date each Loan is countersigned by both Debtor and Lender and funds are disbursed under the terms of each Loan.

         "Disbursed Principal" means the original amount borrowed on each Loan.

         "Event of Default" has the meaning set forth in Section 7.

         "Final Payment" means a payment fee (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earlier to occur of the Maturity Date for the Loans or Prepayment and will equal the original principal amount of the Loan(s) multiplied by the Final Payment Percentage.

         "Final Payment Percentage" means for each Loan, ten percent (10%).

         "Financial Statements" means Debtor's financial statements and shall be comprised of at least a balance sheet and profit and loss statement and may include a cash flow statement.

         "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law (including any receivership or

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         like proceeding), assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "Interim Interest" means interest that is paid on the Disbursed Principal for that period of time between the Disbursal Date and the Commencement Date. Interim Interest shall be paid at a daily rate equal to the Interest Rate divided by 365.

         "Interest Rate" is a fixed per annum rate per each Loan equal to 13.00%

         "Liens" means liens, mortgages, security interests, pledges, title retentions, charges, financing statements or other encumbrances of any kind whatsoever on the Collateral.

         "Loan" means each loan made by Lender pursuant to this Agreement.

         "Loan Documents" means this Agreement, the Notes, the Supplements, any other note executed by Debtor in connection with this Agreement, and any other agreement entered into, now or in the future, by Debtor and Lender or any guarantor in connection herewith, but shall not include the Common Stock Warrant Issued by the Debtor to the Lender on the date of the Agreement.

         "Note" means each promissory note of Debtor evidencing a Loan, as described in Section 2.2, substantially in the form of Exhibit A hereto, as the same may from time to time be amended, modified or supplemented.

         "Obligations" means (i) the aggregate unpaid principal amount of, and accrued interest on, the Notes; (ii) all other obligations and liabilities of Debtor, now existing or hereafter incurred, under, arising out of or in connection with this Agreement, or any Note or any other Loan Document; and (iii) any and all other present and future indebtedness, obligations and liabilities of any kind whatsoever of Debtor to Lender, whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, secured or unsecured, matured or unmatured and whether originally contracted with Lender or otherwise acquired by Lender or from time to time reduced and thereafter increased.

         "Payment Due Date" shall be the 10th day of each month and the first scheduled payment shall be due on the 10th day of the month immediately following the Commencement Date.

         "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "Prepayment" means the Debtor can terminate Loans prior to their maturities by paying Lender an amount equal to the sum of i) all accrued interest, charges and fees, ii) all remaining unpaid principal, and iii) the Final Payment.

         "Proceeds" has the meaning assigned to it in the Code.

         "Supplement" means each Supplement executed and delivered by Debtor in substantially the form of Exhibit B attached hereto.

         1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

SECTION 2. AMOUNT AND TERMS OF LOAN.

         2.1 Commitment. Subject to the terms and conditions of this Agreement, Lender agrees to make Loans, from time to time, to Debtor in an aggregate principal amount not to exceed One Million Five Hundred Thousand Dollars and 00/100 ($1,500,000.00). Each Loan shall be in an amount which is not less than Sixty Thousand Dollars and 00/100 ($60,000.00). The obligation of Lender to make Loans hereunder shall terminate on March 31, 2007. Debtor shall give Lender at least five (5) Business Days prior written notice of the date and amount of each proposed Loan. No Loan which is repaid may be reborrowed.

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         2.2 The Notes. Each Loan shall be evidenced by a promissory note of
Debtor substantially in the form of Exhibit A hereto, with appropriate insertions therein as to amounts, dates and interest rate, in each case, as determined by Lender. Debtor's obligation to repay the Notes and all other amounts payable hereunder is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character whatsoever. Each Note shall (i) be dated the date on which the Loan evidenced thereby is made; (ii) be for the term specified in such Note; and (iii) be stated to be paid in consecutive monthly installments of principal plus interest, on the dates and in the amounts set forth in such Note. If any amount is not paid within ten days of when due under the Notes, Debtor shall pay to Lender a late charge of five percent (5%) of the subject amount. Such late charge shall be immediately assessed and due.

         2.3 Use of Proceeds. Working Capital.

         2.4 Permitted Prepayment of Loans. Debtor shall have the option to prepay all, but not less than all, of the Loans hereunder, provided Debtor (a) provides written notice to Lender of its election to prepay the Loan at least thirty (30) days prior to such prepayment, and (b) pays, on the date of such prepayment (i) all outstanding principal plus accrued interest, (ii) the Final Payment, and (iii) all other sums, if any, that shall have become due and payable hereunder.

SECTION 3. CONDITIONS OF BORROWING.

         3.1 Conditions of Each Loan. Lender shall not be required to make any Loan hereunder (including the initial Loan) unless on the Closing Date of such
Loan:

              (a) Note. The Note evidencing such Loan shall have been duly executed and delivered to Lender.

              (b) Security Interest. All filings deemed necessary or desirable by Lender to establish, protect, preserve and perfect its security interest in any of Debtor's assets that are pledged as security for such Loan as a valid perfected security interest shall have been duly effected, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by Debtor.

              (c) Representations. (i) The representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of the making of such Loan with the same effect as if made on and as of such date; (ii) no Default or Event of Default shall be in existence on the date of the making of such Loan or shall occur as a result of such Loan; and (iii) the acceptance by Debtor of each Loan shall constitute a representation by Debtor that the statements contained in clauses (i) and (ii) above are true and correct on the date of such Loan.

              (d) Other Documents and Information. Lender shall have received from Debtor, in form and substance satisfactory to Lender, such other documents and information as Lender shall reasonably request.

              (e) Legal Matters. All legal matters with respect to and all legal documents executed in connection with the transactions contemplated by this Agreement shall be satisfactory to counsel for Lender.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

         To induce Lender to enter into this Agreement and to make each Loan, Debtor represents and warrants to Lender that:

         4.1 Organization. Debtor is a corporation duly organized or formed, validly existing and in good standing under the laws of Delaware, has the necessary authority and power to pledge its assets as and to transact the business in which it is engaged.

         4.2 Power and Authority. Debtor has full power, authority and legal right to execute and deliver this Agreement and the Notes, to perform its obligations hereunder and thereunder, to borrow hereunder and to grant the security interest created by this Agreement.

         4.3 Consents and Permits. No consent of any other party, and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental body, authority, bureau or agency is required in

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connection with (i) the execution, delivery or performance by Debtor of this
Agreement or the Notes; or (ii) the validity or enforceability of this Agreement or the Notes.

         4.4 No Legal Bar. The execution, delivery and performance by Debtor of this Agreement and the Notes do not and will not violate any provision of any applicable law or regulation or of any judgment, award, order, writ or decree of any court or governmental instrumentality, will not violate any provision of the organizational documents of Debtor and will not violate any provision of or cause a default under any mortgage, indenture, contract, agreement or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of its assets, and will not result in the creation or imposition of any lien on any of the assets of Debtor other than the security interest intended to be created hereby.

         4.5 No Defaults. Debtor is not in default, and no event or condition exists which after the giving of notice or lapse of time or both would constitute an event of default, under any material mortgage, indenture, contract, agreement, judgment or other undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of its assets.

         4.6 Enforceability. This Agreement has been duly authorized, executed and delivered by Debtor and constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms, subject to applicable bankruptcy or insolvency laws. When executed and delivered, each Note shall have been duly authorized, executed and delivered by Debtor and shall constitute a legal, valid and binding obligation of Debtor enforceable in accordance with its terms, subject to applicable bankruptcy or insolvency laws.

         4.7 No Litigation. There is no action, suit, investigation or proceeding (whether or not purportedly on behalf of Debtor) pending or, to Debtor's knowledge, threatened against or affecting Debtor or any of its assets which could have an adverse effect upon the transactions contemplated by this Agreement or a material adverse effect on the business, operations or financial condition of Debtor.

         4.8 Taxes. Debtor has filed all Federal, state and local income tax returns that are required to be filed, and has paid (or provided for the payment of) all taxes as shown on said returns and all assessments received by it to the extent that such taxes and assessments have become due, and Debtor does not have any knowledge or any actual or proposed deficiency or additional assessment in connection therewith. The charges, accruals and reserves on the books of Debtor in respect of Federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods.

         4.9 Financial Statements. All financial statements for Debtor delivered to Lender are true and accurate as of the dates thereof, and, except as disclosed to lender, there has not been any adverse change in Debtor's or any guarantor's financial condition since the date of the most recent financial statements submitted to Lender.

         4.10 Full Disclosure. No written representation, warranty or other statement of Debtor in any certificate, agreement or other document given to Lender, as of the date such representations, warranties, or other statements were made, taken together with all such written certificates, agreements and other document statements given to Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

SECTION 5. COVENANTS.

         Debtor covenants and agrees that from and after the date hereof and so long as the Commitment or any Obligation is outstanding:

         5.1 Notices. Debtor will give timely written notice to Lender of (i) the occurrence of any Default or Event of Default; (ii) the commencement or threat of any material litigation or proceedings affecting Debtor; and (iii) any dispute between Debtor and any governmental regulatory body or other party that might materially interfere with the normal business operations of Debtor.

         5.2 Laws; Obligations; Operations. Debtor will (i) duly observe and conform to all requirements of any governmental authorities relating to the conduct of its business or to its properties or assets, except for any such requirements for which the results of non-compliance, individually or in the aggregate, would not affect Debtor's ability to perform its

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obligations under the Agreement or result in a Lien upon any of the Collateral;
(ii) maintain its existence as a legal entity and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business; and (iii) obtain or cause to be obtained as promptly as possible any governmental, administrative or agency, approval and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Agreement or the operation of its business.

         5.3 Inspection. Lender or its authorized representative may, upon reasonable notice during normal business hours inspect the Collateral and the books and records of Debtor related thereto.

         5.4 Further Assurances. Debtor will promptly, at any time and from time to time, at its sole expense, execute and deliver to Lender such further instruments and other documents, and take such further action, as Lender may from time to time reasonably request to further carry out the intent and purpose of this Agreement. and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of Lender hereby, including, without limitation, any and all security agreements, assignments, endorsements of certificates of title, and all other documents that Lender may reasonably request, in form and substance satisfactory to Lender, to create, perfect and continue to perfect or to better perfect the Lender's Liens in the Collateral. Debtor will pay, or reimburse Lender for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation and, upon the occurrence of an Event of Default which is continuing, protection of Lender's security interest in the Collateral.

         5.5 No Disposition of Collateral. Without the prior written consent of Lender, Debtor will not sell, convey, transfer, exchange, lease or otherwise relinquish possession or dispose of any of the Collateral other than sales or other actions in the ordinary course of business.

         5.6 No Liens. Debtor will not create, assume or suffer to exist any Lien of any kind upon the Collateral except for the security interest created hereby and liens on accounts receivable in favor of a future lender.

         5.7 No Changes in Debtor. Without the prior written consent of Lender, Debtor will not (i) enter into any merger or consolidation other than a merger with a wholly-owned subsidiary in which the Debtor is the surviving entity and the Debtor's capital structure is not materially changed; (ii) liquidate or dissolve; (iii) sell, transfer or otherwise dispose of all or substantially all of its assets; (iv) change the form of organization of its business or state of organization or formation; or (v) without thirty (30) days prior written notice to Lender, change its name or its chief place of business.

         5.8 Financial Statements. Debtor will prepare Financial Statements on a monthly basis and will provide Lender with copies of such Financial Statements not more than thirty (30) days after the end of each calendar month. For any Debtors that are also Public Companies, Debtor will make available to Lender its Financial Statements included in its 10-Q, 10-K and 8-K filings with the Securities and Exchange Commission, within ten (10) days after each filing.

SECTION 6. SECURITY INTEREST.

         6.1 Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations and to induce Lender to enter into this Agreement and make the Loans in accordance with the terms hereof, Debtor hereby assigns, conveys, mortgages, pledges and hypothecates to Lender, and hereby grants to Lender a security interest in, all Debtor's right, title and interest in and to the Collateral.

         6.2 Filing of Financing Statements. Debtor authorizes Lender to prepare and file any financing statement necessary or desirable to perfect Lender's security interest in the Collateral, and any continuation statement or amendment with respect thereto, in any appropriate filing office. Debtor hereby ratifies the filing of any financing statement filed without the signature of Debtor prior to the date hereof.

         6.3 Lender Appointed as Attorney-in-Fact. For so long as Debtor has any financial obligations to Lender under the Loan Documents, Debtor hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Debtor's true and lawful attorney, with power to (i) if Debtor refuses to, or fails timely to execute and deliver any of the documents requested by Lender pursuant to Section 5.4, sign Debtor's name on any such document; (ii) endorse Debtor's name on any of its payment items that may come into Lender's possession. The appointment of Lender as Debtor's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable.

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SECTION 7. EVENTS OF DEFAULT.

         The following events shall each constitute an event of default ("Event of Default") under this Agreement:

              (a) Debtor shall fail to pay any Obligation within ten (10) days after the same becomes due (whether at the stated maturity, by acceleration or otherwise);

              (b) Any representation or warranty made by Debtor in this Agreement or in connection with any Loan, or by Debtor in any document, certificate or financial or other statement now or hereafter furnished by Debtor to Lender in connection with this Agreement shall at any time prove to be untrue or misleading in any material respect as of the time when made;

              (c) Debtor shall fail to observe any covenant, condition or agreement contained in Section 5 and such failure shall continue unremedied for a period of ten (10) days;

              (d) Debtor shall fail to observe or perform any other covenant, condition or agreement contained in this Agreement or any other Loan Documents, and such failure shall continue unremedied for a period of ten (10) days or more;

              (e) Any parent or subsidiary of Debtor shall (i) (A) default in the payment of any obligation to Lender or to any of Lender's subsidiaries or other affiliates, beyond the period of grace, if any, provided with respect thereto, or (B) default in the payment of any material obligation to any Person other than Lender or its subsidiaries or other affiliates, whether such obligation is for borrowed money, under any lease, under any guarantee or similar accommodation, or for the deferred purchase price of property including interest thereon, beyond the period of grace, if any, provided with respect thereto, provided, however, that there shall be excluded herefrom, trade and other accounts and accrued expenses payable in the ordinary course of business in accordance with customary trade terms and which are not overdue in accordance with such terms for a period of more than sixty
         (60) days, or, if overdue for more than sixty (60) days, as to which a dispute exists and adequate reserves in conformity with generally accepted accounting principles have been established on Debtor's books; or (ii) default in the performance or observance of any other term, condition or agreement contained in any such material obligation or in any agreement relating thereto, beyond the period of grace, if any, provided with respect thereto, if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity or to realize upon any collateral given as security therefore;

              (f) If an Insolvency Proceeding shall have been commenced by Debtor or any subsidiary of Debtor;

              (g) If an Insolvency Proceeding shall have been commenced against Debtor or any subsidiary of Debtor, and any of the following events occur: (i) Debtor or such subsidiary shall have acquiesced or consented to the institution of such Insolvency Proceeding against it; (ii) the petition commencing the Insolvency Proceeding shall not have been timely controverted; provided, however, that, during the pendency of such period, Lender shall be relieved of its Commitment to extend credit hereunder; (iii) the petition commencing the Insolvency Proceeding shall not have been dismissed within forty-five (45) calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Lender shall be relieved of its Commitment to extend credit hereunder; or (iv) an order for relief shall have been entered therein;

              (h) Any material adverse change in the financial condition and/or ownership of Debtor wherein the security interest of Lender is materially jeopardized or diminished or Debtor's ability to repay Lender is materially jeopardized or diminished.

SECTION 8. REMEDIES.

         8.1 Termination: Acceleration. If an Event of Default specified in
Section 7(f) or (g) shall occur, then, and in any such event, the Commitment shall immediately terminate and the Loans and all other Obligations shall become

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immediately due and payable without any notice or other action by Lender. If any other Event of Default shall occur and be continuing, then, and in any such event, Lender may, without any notice or demand, (i) terminate forthwith the Commitment and/or (ii) declare the Loans and all other Obligations to be immediately due and payable.

         8.2 Additional Remedies. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a creditor, whether secured or unsecured, under the Code or under any other applicable law. Without limiting the generality of the foregoing, Debtor agrees that in any such event, Lender, without notice or demand of any kind (except the notice specified below of the time and place of public or private sale) to or upon Debtor or any other Person (all and each of which demands and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby expressly released. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, disposition or sale (after deducting all reasonable costs and expenses of every kind incurred by Lender or incidental to the sale, disposition, care, safekeeping, preparation for sale or otherwise of any or all of the Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees and legal expenses) to the payment in whole or to part of the Obligations, in such order as Lender may elect and only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, shall Lender account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral. Debtor agrees that Lender need not give more than ten (10) days notice (which notification shall be deemed given when mailed in accordance with Section 9.2) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall be liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations and all other amounts to which Lender is entitled.

         8.3 Cumulative Remedies. Lender's rights and remedies under this Agreement and the other Loan Documents are cumulative and may be exercised singularly or concurrently. Lender has all rights and remedies provided under this Agreement, the Code, by law, or in equity. Lender's exercise of any right or remedy is not an election, and no failure or delay on the part of Lender in exercising any right, remedy, power or privilege hereunder or under any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         8.4 Waiver by Debtor. Debtor hereby waives presentment, demand, protest or any notice, except as expressly provided in Section 8 (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. To the extent permitted by the Code or other applicable law, Debtor waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of Lender's rights or remedies under this Agreement.

SECTION 9. MISCELLANEOUS.

         9.1 Joint and Several Obligations. If Debtor consists of more than one person or entity, all Obligations of Debtor under this Agreement shall be joint and several, and all references to Debtor shall mean each and every Debtor.

         9.2 Notices. All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made upon receipt when sent by registered or certified mail, addressed to such party as follows, or to such other address as may be hereafter designated in writing by such party to the other party hereto: (i) three (3) Business Days after being deposited in the United States mail, proper postage prepaid; (ii) as of the Business Day after the day delivered to overnight courier when delivered to such courier by sender in timely fashion so as to permit next-day delivery; (iii) upon delivery, when personally delivered; and (iv) upon dispatch when sent by facsimile machine with confirmation of transmittal completion received by sender:

                           Debtor: ThinkEngine Networks, a Delaware Corporation
                                   100 Nickerson Road

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                                   Marlborough, MA 01752
                                   Attention: Michael Mitchell
                                   Fax:  (508) 597-0481


                           Lender: VENCORE SOLUTIONS LLC
                                   4500 SW Kruse Way, Suite 350
                                   Lake Oswego, OR  97035
                                   Attention:  Jim Johnson
                                   Fax:  (503) 675-3136

         9.3 Indemnity.

              (a) Debtor agrees to pay, and to indemnify and save Lender harmless from any delay in paying, all taxes, including, without limitation, sales, use, stamp and personal property taxes (other than any corporate income, capital, franchise or similar taxes payable by Lender with respect to the payments made to Lender hereunder or thereunder) and all license, filing, and registration fees and assessments and other charges, if any, which may be payable or determined to be payable in connection with the execution, delivery and performance of this Agreement or the Notes or any modification thereof.

              (b) Debtor hereby further agrees to pay, indemnify, and hold Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, out-of-pocket costs, expenses (including legal expenses) or disbursements of any kind or nature whatsoever arising out of or relating to this Agreement, provided, that Debtor shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of Lender, as finally determined by a court of competent jurisdiction.

         9.4 Payment of Lender's Costs. Debtor agrees to pay upon demand all of Lender's out-of-pocket expenses, including attorneys' fees, incurred in connection with the negotiation and preparation of the Loan Documents, including any amendments or modifications thereto. If an Event of Default shall occur and be continuing, Debtor agrees to reimburse Lender for its reasonable attorney's fees, court costs and collection costs, whether or not any litigation is commenced by Lender, which are incurred by Seller to enforce or interpret any of the Loan Documents or collect any Obligations due to Lender, including, without limitation, (i) the reasonable costs and fees of a collection agency; and (ii) attorney's fees and costs incurred at trial, on appeal and in any mediation, arbitration or bankruptcy proceeding. All such amounts shall, until paid by Debtor to Lender, constitute Obligations of Debtor secured by the Collateral and shall be payable on demand.

         9.5 Survival of Representations and Warranties. All representations and warranties made in this Agreement and any certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the making of the Loans hereunder, and the agreements contained in Section 9.3 shall survive payment of the Notes.

         9.6 Amendment; Waivers. No provision of this Agreement, the Notes, or any related agreements, may be amended or modified in any way, nor may noncompliance therewith be waived, except pursuant to a written instrument executed by Lender and Debtor.

         9.7 Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         9.8 Headings. The headings of the Sections and paragraphs are for convenience only, are not part of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         9.9 Successors or Assigns. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF DEBTOR AND LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT DEBTOR MAY NOT ASSIGN OR TRANSFER ITS RIGHTS HEREUNDER OR ANY INTEREST.

         9.10 Entire Agreement. This Agreement, including all Notes and Supplements related hereto, contains the complete, final and exclusive statement of the terms of the agreement between Lender and Debtor relating to the transactions hereby contemplated.

         9.11 Choice of Law and Venue; Jury Trial Waiver.

              (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

              (b) DEBTOR IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF OREGON, WITH VENUE IN MULTNOMAH COUNTY, OREGON, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION AGAINST DEBTOR OR THE COLLATERAL IN ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE PARTIES HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH HEREIN, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

              (c) DEBTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. DEBTOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         9.12 Severability; Intent to Limit Charges to Maximum Lawful Rate. If a court of competent jurisdiction finds any provision of this Agreement or other Loan Documents to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable. In no event shall the interest rate or rates payable under the Notes, plus any other amounts paid in connection herewith or therewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Debtor and Lender, in executing and delivering this Agreement and the Notes, intend legally to agree upon the rate or rates of interest and manner of payment stated therein; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then as of the date of this Agreement, Debtor is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Debtor in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations owing by it to the extent of such excess.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date countersigned by Lender below.


Agreed and consented to by LENDER:               DEBTOR:



VENCORE SOLUTIONS LLC,                           THINKENGINE NETWORKS, INC., A
A DELAWARE LIMITED LIABILITY COMPANY             DELAWARE CORPORATION


By: /s/ Tom Linnemann                            By: X /s/ Michael Mitchell

Name: Tom Linnemann                              Name: MICHAEL MITCHELL

Title: Asst. Vice President                      Title: CEO

Date: 1/18/07                                    Date: X  January 16, 2007

                                                             Supplement Number 1

                                    EXHIBIT A

                            Promissory Note Number 01

          Hereby made a part of Loan and Security Agreement Number 1506


$1,500,000.00

         FOR VALUE RECEIVED, ThinkEngine Networks, Inc., a Delaware Corporation. ("Debtor") promises to pay to the order of VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Lender"), at such address as Lender may designate by notice to Debtor, in lawful money of the United States, the principal sum of One Million Five Hundred Thousand Dollars and 00/100 ($1,500,000.00) together with interest, calculated at 13.00% per annum, in Six (6) consecutive interest only installments of not less than Sixteen Thousand Two Hundred Fifty Dollars and 00/100 ($16,250.00) each, beginning on March 10, 2007 followed by Thirty consecutive installments of not less than Fifty-Eight Thousand Eight Hundred Thirty-Two Dollars and 00/100 ($58,832.00) and continuing on the same day of each month thereafter through and including February 10, 2010. In addition to the principal and interest payments, a final payment of One Hundred Fifty Thousand Dollars and 00/100 ($150,000.00) ("Final Payment") shall be due on the earlier to occur of February 10, 2010 or Prepayment).

         This Note is one of the Notes referred to in the Loan and Security Agreement Number 1506 between Debtor and Lender (as the same may from time to time be amended, supplemented or otherwise modified, the "Agreement"), is secured as provided in the Agreement, and is subject to the terms and provisions thereof. Capitalized terms used herein shall have the respective meanings given them in the Agreement unless otherwise defined herein or unless the context otherwise requires.

         If a payment is more than ten (10) days late, Debtor will be assessed a late fee and charged five percent (5%) of such payment.

         Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note, together with any interest accrued, may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable in the sum of all existing delinquent and accrued interest, late fees and charges plus the remaining unpaid principal due under the Note. Interest shall accrue on the accelerated balance at the lesser of eighteen percent (18%) per annum or the highest rate allowed under applicable law.

         In the event that Lender or any holder of this Note shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all costs and expenses of such action, including reasonable attorneys' fees and costs, whether incurred at trial, on appeal or in any bankruptcy proceeding.

         Debtor and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew, or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; or take any other action deemed reasonably necessary by Lender without the consent of or notice to anyone,


Signature Page to Promissory Note 01 to Follow:

Signature Page to Promissory Note 01

LENDER:                                        DEBTOR:

VENCORE SOLUTIONS LLC,                         THINKENGINE NETWORKS, INC., A
A DELAWARE LIMITED LIABILITY COMPANY           DELAWARE CORPORATION


By: /s/ Tom Linnemann                          By: X /s/ Michael Mitchell

Name: Tom Linnemann                            Name: MICHAEL MITCHELL

Title: Asst. Vice President                    Title: CEO

Date: 1/18/07                                  Date: X  January 16, 2007

                                    EXHIBIT B


                               Supplement Number 1

          Hereby made a part of Loan and Security Agreement Number 1506 and Promissory Note Number 01



         This Supplement is executed and delivered by ThinkEngine Networks, Inc., a Delaware Corporation ("Debtor") pursuant to the terms of a Loan and Security Agreement Number 1506 between Debtor and VENCORE SOLUTIONS LLC, a Delaware Limited Liability Company ("Lender"), as the same may from time to time be amended, supplemented or otherwise modified (the "Agreement"). Capitalized terms used herein shall have the respective meanings given them in the Agreement unless otherwise defined herein or unless the context otherwise requires.

         1. Debtor hereby affirms that (i) the representations and warranties set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof; and (ii) no Default or Event of Default has occurred and is continuing.

         2. Upon the funding thereof, Debtor hereby affirms that Lender will have made a Loan to it for the purpose above described, which Loan is evidenced by a Note, in the principal amount of One Million Five Hundred Thousand Dollars and 00/100 ($1,500,000.00).



LENDER:                                          DEBTOR:

VENCORE SOLUTIONS LLC,                           THINKENGINE NETWORKS, INC., A
A DELAWARE LIMITED LIABILITY COMPANY             DELAWARE CORPORATION


By: /s/ Tom Linnemann                            By: X /s/ Michael Mitchell

Name: Tom Linnemann                              Name: MICHAEL MITCHELL

Title: Asst. Vice President                      Title: CEO

Date: 1/18/07                                    Date: X January 16, 2007

                                   SCHEDULE I

          Hereby made a part of Loan and Security Agreement Number 1506 and Promissory Note Number 01

DESCRIPTION OF COLLATERAL:

All personal property of Debtor of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: accounts, equipment, machinery, furniture, fixtures, tools and supplies, inventory, general intangibles, deposit accounts, investment property, securities, financial assets, customer lists, and the proceeds thereof.

Collateral shall not include the following:

         (a) Any and all copyright rights, copyright applications, copyright registrations and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

         (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

         (c) Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

         (d) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the "Patents");

         (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the businesses of Debtor connected with and symbolized by such trademarks (collectively, the "Trademarks");

         (f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

         (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks.


Lender will subordinate its Security Interest in accounts to Borrower's existing or future Accounts Receivable lender.


Signature Page to Schedule I to follow:

Signature Page to Schedule I


LENDER:                                         DEBTOR:

VENCORE SOLUTIONS LLC,                          THINKENGINE NETWORKS, INC., A
A DELAWARE LIMITED LIABILITY COMPANY            DELAWARE CORPORATION


By: /s/ Tom Linnemann                           By: X /s/ Michael Mitchell

Name: Tom Linnemann                             Name: MICHAEL MITCHELL

Title: Asst. Vice President                     Title: CEO

Date: 1/18/07                                   Date: X January 16, 2007